SMITH BARNEY
           PRECIOUS METALS AND MINERALS
           FUND
                        INC. (the "Fund")

                  Supplement to Prospectus
                     dated March 1, 1995



      As  of  November 27, 1995, the sub-investment
advisory contract  between the Fund and Lehman Brothers
Global  Asset Management   Limited  ("LBGAM")
terminated. Pending   the
approval  by shareholders of  a single management
agreement (for  all  advisory and administration
services), Smith Barney Mutual Funds Management Inc.
("SBMFM")  will provide sub-investment advisory services
to the  Fund.  John  G.  Goode, President and  Chief
Executive Officer of  the Davis Skaggs Investment
Management, a division of SBMFM, will manage the  day-to
day   operations  of  the  Fund,  including  making
all
investment decisions.

      Shareholders of the Fund as of September 27, 1995 have received a proxy statement calling a Special
Meeting of Shareholders to be held on December 18, 1995 at 9:30 a.m. to consider the proposals discussed below.

      Proposal 1:    That the Fund's investment
objective
be
broadened  to  permit  the Fund to seek  long  term
capital appreciation  by  investing primarily in
"Natural Resource Investments"  which  are defined as:
(1)  equity and  debt securities of companies
principally engaged in (a) owning or processing natural
resources, such as precious metals, other minerals,
water, timberland, agricultural  commodities  and forest
products, (b) owning or producing sources of  energy
such  as  oil, natural gas, coal, uranium, geothermal,
oil shale and biomass, (c) participating in the
exploration  and development, transportation,
distribution and/or processing of natural resources, (d)
owning or controlling oil, gas, or other  mineral
leases, rights or royalties, (e)  providing related
services  or  supplies,  such  as drilling,   well
servicing, chemicals, parts or equipment, (f) developing or participating in energy efficient technologies, or
(g) the upgrading or processing of raw commodities into intermediate products; and (2) gold bullion and gold coins. A company is consider to be "principally engaged" in a business or an activity if it derives at least 50% of its total revenue from that business or activity.

   If this proposal is approved by the shareholders at the Special Meeting, the Fund's name will be changed to Smith Barney Natural Resources Fund Inc.

      Proposal  2:     That  the Fund enter  into  a
single
management  agreement   with SBMFM to provide
investment
advisory  and
administration  services. Under the proposed agreement
(the "Agreement"), a management fee would be paid to
SBMFM at  an annual  rate  of  0.75% of the value of the
Fund's average daily   net  assets.   Currently  the
Fund  pays,
in   the
aggregate,    0.95%    for   investment advisory,   sub
investment advisory  and
administration services. Thus, under the Agreement, the Fund's expenses for management services would be reduced by 0.20% of the value of average daily net assets per annum.

______________________________________
Supplement dated November 27, 1995